Certification of Principal Executive Officer
                         Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002


I, Stuart M. Essig, President and Chief Executive Officer of Integra LifeSciences Holdings Corporation (the "Company"), hereby certify that, to my knowledge:

1. The Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2006 (the "Report") fully complies with the requirements of
         Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 10, 2006                         /s/ Stuart M. Essig
                                           -------------------------------------
                                           Stuart M. Essig
                                           President and Chief Executive Officer